Castlight Health Announces Fourth Quarter and Full Year 2020 Results

SAN FRANCISCO - February 23, 2021 - Castlight Health, Inc. (NYSE:CSLT), a leading health benefits platform provider, today announced results for its fourth quarter and full year ended December 31, 2020.

“Our strong fourth quarter performance punctuated an important year for Castlight, during which we achieved a number of strategic milestones and delivered Castlight’s best financial performance in the company’s history," said Maeve O'Meara, chief executive officer of Castlight Health. “We accomplished several key achievements in the quarter, including adding a new health plan customer, Blue Cross Blue Shield of Alabama, in December, signing a partnership with Boston Children’s Hospital to support the national vaccination effort, and delivering strong results from our first year live with Care Guides. Our swift decisions early in the year strengthened our financial position, but still enabled us to address our customers’ needs amidst the pandemic. We are confident that the foundation we have built in high-tech, high-touch navigation has us well positioned to capture share in the growing market and deliver ARR growth in 2021.”

Financial performance for the three months ended December 31, 2020 compared to the three months ended December 31, 2019 includes:
•GAAP total revenue of $37.1 million, compared to $36.4 million
•GAAP gross margin of 65.2%, compared to 55.3%
•Non-GAAP gross margin of 68.0%, compared to 57.8%

•GAAP operating loss of $1.4 million, compared to $12.2 million
•Non-GAAP operating income of $2.7 million, compared to an operating loss of $8.1 million
•GAAP net loss per basic and diluted share of $0.01, compared to a net loss per basic and diluted share of $0.08
•Non-GAAP net income per basic and diluted share of $0.02, compared to a net loss per basic and diluted share of $0.05
•Cash provided by operations of $3.0 million, compared to $4.0 million

Financial performance for the 12 months ended December 31, 2020 compared to the 12 months ended December 31, 2019 includes:

•GAAP total revenue of $146.7 million, compared to $143.3 million
•GAAP gross margin of 64.5%, compared to 58.8%
•Non-GAAP gross margin of 67.5% compared to 61.6%
•GAAP operating loss of $62.8 million, compared to a loss of $41.3 million
•Non-GAAP operating income of $6.3 million, compared to a loss of $21.7 million
•GAAP net loss per basic and diluted share of $0.41, compared to a net loss per basic and diluted share of $0.28
•Non-GAAP net income per basic and diluted share of $0.05, compared to a net loss per basic and diluted share of $0.14
•Cash used in operations of $5.6 million, compared to $17.4 million used in operations

Total cash and cash equivalents were $49.2 million as of December 31, 2020.

A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook
For the full year 2021, the Company expects:
•GAAP revenue in the range of $130 million and $135 million
•Non-GAAP operating loss between $4 million and $9 million
•Non-GAAP net loss per share between $0.02 and $0.06, based on approximately 160 million to 161 million shares
For the first quarter of 2021, the Company expects:

•GAAP revenue in the range of $32 million and $34 million

Quarterly Conference Call
Castlight Health senior management will host a conference call to discuss its fourth quarter and full year 2020 results and business outlook today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the Company’s Investor Relations website at http://ir.castlighthealth.com. An archive of the webcast can also be accessed through the same link. The live conference call can be accessed by dialing (833) 238-7953 and the replay will be available for one week at (800) 585-8367. The conference ID number for the live call and replay is 4576726.

About Castlight Health
Castlight is on a mission to make it as easy as humanly possible for its users to navigate the healthcare system and live happier, healthier, more productive lives. Our health navigation platform connects hundreds of health vendors, benefits resources, and plan designs into one comprehensive health and wellbeing experience. We guide individuals—based on their unique profile—to the best resources available to them, whether they are healthy, chronically ill, or actively seeking medical care. Castlight transforms the employee benefit experience into a deeply personalized, yet simple, guided one, empowering better-informed patient decisions to unlock better healthcare outcomes and maximizing return on healthcare investments.

For more information visit www.castlighthealth.com. Follow us on Twitter and LinkedIn and Like us on Facebook.

Non-GAAP Financial Measures
To supplement Castlight Health’s financial statements presented in accordance with generally accepted accounting principles (GAAP), we also use and provide investors and others with non-GAAP measures of certain components of financial performance, including non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share. Non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating income (loss), and non-GAAP net income (loss) exclude goodwill impairment, stock-based compensation, certain legal expenses, amortization of intangibles, restructuring charges, capitalization and amortization of internal-use software, and lease exit and related charges.

We believe that these non-GAAP financial measures provide useful supplemental information to investors and others, facilitate the analysis of the company’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of the company’s historical financial performance. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP.

The non-GAAP measures we provide may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight Health encourages investors and others to review the Company’s financial information in its entirety and not rely on a single financial measure.

We have provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, except that we have not reconciled our non-GAAP (i) operating loss and net loss per share guidance for the full year 2021 to comparable GAAP measures because we do not provide guidance for stock-based compensation expense, and (ii) capitalization and amortization of internal-use software, which are reconciling items between GAAP and non-GAAP. The factors that may impact our future stock-based compensation expense, and capitalization and amortization of internal-use software, are out of our control and/or cannot be reasonably predicted, and therefore we are unable to provide such guidance without unreasonable effort. Factors include our market capitalization and related volatility of our stock price and our inability to project the cost or scope of internally produced software.

Safe Harbor for Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "seeks," "estimates," "can," "may," "will," "would" and similar expressions identify such forward-looking statements. These statements are not guarantees of results and should not be considered as an indication of future activity or future performance. The forward-looking statements about Castlight Health’s expectations, plans, intentions, and strategies include, but are not limited to, statements regarding certain 2021 projections, the impact of COVID-19, the success of our strategy, and our expectations for our future business and financial performance. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in Castlight Health’s Annual Report on Form 10-K and other documents filed with or furnished to the Securities and Exchange Commission. All forward-looking statements in this press release are expressly qualified in their entirety by these cautionary statements and are based on information available to Castlight Health as of the date hereof. Castlight Health assumes no obligation to update these forward-looking statements, except as required by law.

Copyright 2021 Castlight Health, Inc. Castlight Health® is the registered trademark of Castlight Health, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	As of
	December 31, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$49,242	$43,017
Marketable securities	—	16,411
Accounts receivable and other, net	31,740	31,397
Prepaid expenses and other current assets	3,800	4,645
Total current assets	84,782	95,470
Property and equipment, net	5,321	4,856
Restricted cash, non-current	1,144	1,144
Deferred commissions	9,556	14,718
Deferred professional service costs	4,462	6,711
Intangible assets, net	7,930	12,178
Goodwill	41,485	91,785
Operating lease right-of-use assets, net	10,238	13,906
Other assets	1,855	2,016
Total assets	$166,773	$242,784
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,145	$19,596
Accrued expenses and other current liabilities	7,898	10,454
Accrued compensation	8,633	8,770
Deferred revenue	6,848	10,173
Operating lease liabilities	5,789	5,914
Total current liabilities	34,313	54,907
Deferred revenue, non-current	663	572
Debt, non-current	—	1,395
Operating lease liabilities, non-current	7,446	11,823
Other liabilities, non-current	485	1,213
Total liabilities	42,907	69,910
Stockholders’ equity	123,866	172,874
Total liabilities and stockholders’ equity	$166,773	$242,784

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Revenue:
Subscription	$34,419	$34,723	$141,160	$137,393
Professional services and other	2,667	1,724	5,549	5,915
Total revenue, net	37,086	36,447	146,709	143,308
Cost of revenue:
Cost of subscription(1)	7,932	9,150	34,996	34,067
Cost of professional services and other(1)	4,989	7,150	17,046	25,007
Total cost of revenue	12,921	16,300	52,042	59,074
Gross profit	24,165	20,147	94,667	84,234
Operating expenses:
Sales and marketing(1)	7,713	10,664	32,026	38,597
Research and development(1)	11,418	14,487	49,465	58,994
General and administrative(1)	6,405	7,238	25,662	27,981
Goodwill impairment	—	—	50,300	—
Total operating expenses	25,536	32,389	157,453	125,572
Operating loss	(1,371)	(12,242)	(62,786)	(41,338)
Other income, net	174	496	603	1,336
Net loss	$(1,197)	$(11,746)	$(62,183)	$(40,002)
Net loss per share, basic and diluted	$(0.01)	$(0.08)	$(0.41)	$(0.28)
Weighted-average shares used to compute basic and diluted net loss per share	154,739	147,359	151,478	145,172

(1)Includes stock-based compensation expense as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Cost of revenue:
Cost of subscription	$215	$179	$813	$774
Cost of professional services and other	219	216	650	953
Sales and marketing	326	175	2,028	2,142
Research and development	1,041	1,369	4,544	6,100
General and administrative	1,085	1,217	4,410	5,034

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Operating activities:
Net loss	$(1,197)	$(11,746)	$(62,183)	$(40,002)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,630	1,552	6,537	5,920
Goodwill impairment	—	—	50,300	—
Stock-based compensation	2,886	3,156	12,445	15,003
Amortization of deferred commissions	2,272	3,365	7,789	10,768
Amortization of deferred professional service costs	1,100	2,132	3,517	5,242
Non-cash operating lease expense	1,145	1,396	4,910	5,315
Accretion and amortization of marketable securities	—	6	2	(238)
Changes in operating assets and liabilities:
Accounts receivable and other, net	(1,269)	4,045	(343)	(4,581)
Deferred commissions	(1,231)	(841)	(2,627)	(5,344)
Deferred professional service costs	(260)	(385)	(1,178)	(1,686)
Prepaid expenses and other assets	582	924	824	102
Accounts payable	426	6,900	(13,622)	9,278
Operating lease liabilities	(1,558)	(1,459)	(5,744)	(5,726)
Accrued expenses and other liabilities	(245)	(688)	(2,821)	(3,760)
Deferred revenue	(3,134)	(7,588)	(3,234)	(10,478)
Accrued compensation	1,812	3,223	(137)	2,795
Net cash provided by (used in) operating activities	2,959	3,992	(5,565)	(17,392)
Investing activities:
Purchase of property and equipment	(149)	(1,241)	(3,580)	(1,953)
Purchase of marketable securities	—	(7,520)	(2,994)	(30,589)
Sales of marketable securities	—	—	2,001	—
Maturities of marketable securities	—	11,075	17,400	25,745
Net cash (used in) provided by investing activities	(149)	2,314	12,827	(6,797)
Financing activities:
Proceeds from exercise of stock options	92	1,136	270	3,060
Proceeds from ESPP offering	—	—	371	—
Principal payments on long-term debt	(464)	(465)	(1,859)	(1,859)
Net cash (used in) provided by financing activities	(372)	671	(1,218)	1,201

Net increase (decrease) in cash, cash equivalents and restricted cash	2,438	6,977	6,044	(22,988)
Cash, cash equivalents and restricted cash at beginning of period	47,948	37,365	44,342	67,330
Cash, cash equivalents and restricted cash at end of period	$50,386	$44,342	$50,386	$44,342

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$49,242	$43,017	$49,242	$43,017
Restricted cash included in Prepaid and other current assets	—	181	—	181
Restricted cash, non-current	1,144	1,144	1,144	1,144
Total cash, cash equivalents and restricted cash	$50,386	$44,342	$50,386	$44,342

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

	Three Months Ended			Year Ended
	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Gross profit:
GAAP gross profit subscription	$26,487	$26,056	$25,573	$106,164	$103,326
Stock-based compensation	215	224	179	813	774
Amortization of internal-use software	80	79	—	264	—
Amortization of intangibles	530	530	530	2,120	2,364
Reduction in workforce	—	—	—	221	—
Non-GAAP gross profit subscription	$27,312	$26,889	$26,282	$109,582	$106,464
GAAP gross margin subscription	77.0%	76.5%	73.6%	75.2%	75.2%
Non-GAAP gross margin subscription	79.4%	78.9%	75.7%	77.6%	77.5%

GAAP gross loss professional services	$(2,322)	$(2,865)	$(5,426)	$(11,497)	$(19,092)
Stock-based compensation	219	171	216	650	953
Reduction in workforce	—	—	—	317	—
Non-GAAP gross loss professional services	$(2,103)	$(2,694)	$(5,210)	$(10,530)	$(18,139)
GAAP gross margin professional services	(87)%	(284)%	(315)%	(207)%	(323)%
Non-GAAP gross margin professional services	(79)%	(267)%	(302)%	(190)%	(307)%

GAAP gross profit	$24,165	$23,191	$20,147	$94,667	$84,234
Impact of non-GAAP adjustments	1,044	1,004	925	4,385	4,091
Non-GAAP gross profit	$25,209	$24,195	$21,072	$99,052	$88,325
GAAP gross margin	65.2%	66.1%	55.3%	64.5%	58.8%
Non-GAAP gross margin	68.0%	69.0%	57.8%	67.5%	61.6%

Operating expense:
GAAP sales and marketing	$7,713	$6,158	$10,664	$32,026	$38,597
Stock-based compensation	(326)	(282)	(175)	(2,028)	(2,142)
Amortization of intangibles	(528)	(528)	(529)	(2,112)	(1,601)
Reduction in workforce	—	2	—	(332)	—
Non-GAAP sales and marketing	$6,859	$5,350	$9,960	$27,554	$34,854

GAAP research and development	$11,418	$11,182	$14,487	$49,465	$58,994
Stock-based compensation	(1,041)	(1,026)	(1,369)	(4,544)	(6,100)
Reduction in workforce	—	(5)	—	(663)	—
Certain legal expenses	—	—	—	191	(191)
Capitalization of internally developed software	—	—	80	21	80
Non-GAAP research and development	$10,377	$10,151	$13,198	$44,470	$52,783

GAAP general and administrative	$6,405	$6,341	$7,238	$25,662	$27,981
Stock-based compensation	(1,085)	(1,401)	(1,217)	(4,410)	(5,034)
Amortization of intangibles	—	—	(16)	(17)	(66)
Certain legal expenses	—	—	—	—	(533)
Reduction in workforce	—	15	—	(482)	—
Non-GAAP general and administrative	$5,320	$4,955	$6,005	$20,753	$22,348

GAAP goodwill impairment	$—	$—	$—	$50,300	$—
Goodwill impairment	—	—	—	(50,300)	—
Non-GAAP goodwill impairment	$—	$—	$—	$—	$—

GAAP operating expense	$25,536	$23,681	$32,389	$157,453	$125,572

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

Impact of non-GAAP adjustments	(2,980)	(3,225)	(3,226)	(64,676)	(15,587)
Non-GAAP operating expense	$22,556	$20,456	$29,163	$92,777	$109,985

Operating loss:
GAAP operating loss	$(1,371)	$(490)	$(12,242)	$(62,786)	$(41,338)
Impact of non-GAAP adjustments	4,024	4,229	4,151	69,061	19,678
Non-GAAP operating income (loss)	$2,653	$3,739	$(8,091)	$6,275	$(21,660)

Net loss and net loss per share:
GAAP net loss	$(1,197)	$(447)	$(11,746)	$(62,183)	$(40,002)
Total pre-tax impact of non-GAAP adjustments	4,024	4,229	4,151	69,061	19,678
Non-GAAP net income (loss)	$2,827	$3,782	$(7,595)	$6,878	$(20,324)
GAAP net loss per share, basic and diluted	$(0.01)	$—	$(0.08)	$(0.41)	$(0.28)
Non-GAAP net income (loss) per share, basic and diluted	$0.02	$0.02	$(0.05)	$0.05	$(0.14)
Shares used in basic and diluted net loss per share computation	154,739	152,146	147,359	151,478	145,172

Castlight Media Contact:
Caroline Kawashima
press@castlighthealth.com
415-246-0313

Castlight Investor Contact:
ir@castlighthealth.com
443-213-0500